Exhibit 99.2

Financial Supplement
First Quarter 2017
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Todd C. Larson
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: tlarson@rgare.com

Jeff Hopson
Senior Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company dac	AA-	NR	NR
RGA Global Reinsurance Company, Ltd.	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
RGA Americas Reinsurance Company, Ltd.	AA-	A+	NR
RGA Atlantic Reinsurance Company Ltd.	NR	A+	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A-	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
Financial Supplement
1st Quarter 2017

Reinsurance Group of America, Incorporated
Quarterly Financial Supplement
Non-GAAP Disclosures
This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated ("RGA") with the SEC.
Non-GAAP Disclosures
Beginning with the announcement of first quarter results, the Company is modifying the labeling of its non-GAAP measure, "operating income" to "adjusted operating income."
The definition and calculation of these measures are identical. Only the name of the measure is changing. The Company believes this change provides further clarity that
"operating income" is a non-GAAP measure. This modification does not affect previously reported results.

RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that adjusted operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the Company’s underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, and other items that management believes are not indicative of the Company’s ongoing operations. The definition of adjusted operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to adjusted operating income before income taxes is presented in the appendix.
RGA evaluates its shareholders' equity position excluding the impact of accumulated other comprehensive income (“AOCI”), since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
RGA uses a non-GAAP financial measure called adjusted operating return on equity, which is calculated as adjusted operating income divided by average shareholders’ equity excluding AOCI.

Additionally, RGA uses a non-GAAP financial measure called book value per share excluding the impact of AOCI that management believes is important in evaluating the balance sheet in order to ignore the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation.

Reinsurance Group of America, Incorporated Financial Highlights

	Three Months Ended					Current Qtr vs. PY Quarter
(USD thousands, except in force & per share data)	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2017	2016	2016	2016	2016
Net premiums	$2,365,696	$2,493,163	$2,251,758	$2,346,945	$2,157,005	$208,691
Net income	145,512	190,149	198,719	236,103	76,472	69,040
Adjusted operating income	122,065	171,259	159,361	181,228	120,750	1,315
Return on equity - annualized	8.0%	10.1%	10.2%	13.2%	4.8%	3.2%
Return on equity - trailing 12 months	10.5%	9.9%	9.7%	8.4%	6.9%	3.6%
Adjusted operating return on equity (ex AOCI):
Annualized	8.1%	11.7%	11.2%	13.2%	8.9%	(0.8)%
Trailing 12 months	11.0%	11.2%	11.8%	11.4%	10.6%	0.4%
Total assets	$53,805,820	$53,097,879	$54,832,498	$53,876,703	$52,186,624	$1,619,196
Assumed Life Reinsurance In Force (in billions)
U.S. and Latin America Traditional	$1,610.0	$1,609.3	$1,603.8	$1,612.9	$1,609.3	$0.7
U.S. and Latin America Financial Solutions	2.1	2.1	2.1	2.1	2.1	—
Canada Traditional	363.6	355.7	358.7	361.8	349.0	14.6
Europe, Middle East and Africa Traditional	642.6	603.0	612.8	608.3	624.2	18.4
Asia Pacific Traditional	518.1	492.2	505.1	504.8	483.5	34.6
Asia Pacific Financial Solutions	0.4	0.2	0.3	0.4	0.3	0.1
Total assumed life reinsurance in force	$3,136.8	$3,062.5	$3,082.8	$3,090.3	$3,068.4	$68.4
Assumed New Business Production (in billions)
U.S. and Latin America Traditional	$26.8	$33.4	$19.7	$32.0	$41.3	$(14.5)
Canada Traditional	10.3	9.1	9.4	8.2	8.2	2.1
Europe, Middle East and Africa Traditional	42.1	44.3	31.7	49.1	44.7	(2.6)
Asia Pacific Traditional	12.4	21.6	20.5	18.0	13.6	(1.2)
Total assumed new business production	$91.6	$108.4	$81.3	$107.3	$107.8	$(16.2)
Per Share and Shares Data
Basic earnings per share
Net income	$2.26	$2.96	$3.10	$3.68	$1.18	$1.08
Adjusted operating income	$1.90	$2.67	$2.48	$2.83	$1.87	$0.03
Diluted earnings per share
Net income	$2.22	$2.92	$3.07	$3.64	$1.17	$1.05
Adjusted operating income	$1.86	$2.63	$2.46	$2.80	$1.85	$0.01

Wgt. average common shares outstanding
Basic	64,353	64,251	64,146	64,126	64,568	(215)
Diluted	65,671	65,124	64,815	64,796	65,217	454

Common shares issued	79,138	79,138	79,138	79,138	79,138	—
Treasury shares	14,749	14,835	14,932	15,068	15,073	(324)
Common shares outstanding	64,389	64,303	64,206	64,070	64,065	324

Book value per share	$115.24	$110.31	$124.50	$118.32	$104.88	$10.36

Per share effect of AOCI	$20.52	$17.72	$34.46	$30.99	$20.77	$(0.25)
Book value per share, excluding AOCI	$94.72	$92.59	$90.04	$87.33	$84.11	$10.61

Shareholder dividends paid	$26,380.9	$26,337.3	$26,288.3	$23,727.2	$24,018.6	$2,362.3

Reinsurance Group of America, Incorporated Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)

	Three Months Ended					Current Qtr
(USD thousands)	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
Revenues:	2017	2016	2016	2016	2016	Quarter
Net premiums	$2,365,696	$2,493,163	$2,251,758	$2,346,945	$2,157,005	$208,691
Investment income, net of related expenses	514,364	497,227	489,727	507,666	417,266	97,098
Investment related gains (losses), net
OTTI on fixed maturity securities	(17,189)	(4,142)	—	(846)	(33,817)	16,628
OTTI on fixed maturity securities transferred to OCI	—	74	—	—	—	—
Other investment related gains (losses), net	77,712	14,261	86,624	119,110	(87,069)	164,781
Total investment related gains (losses), net	60,523	10,193	86,624	118,264	(120,886)	181,409
Other revenue	68,157	68,715	72,468	66,193	59,183	8,974
Total revenues	3,008,740	3,069,298	2,900,577	3,039,068	2,512,568	496,172
Benefits and expenses:
Claims and other policy benefits	2,106,145	2,116,045	1,993,064	1,997,502	1,886,764	219,381
Interest credited	107,684	64,089	116,848	95,849	87,905	19,779
Policy acquisition costs and other insurance expenses	379,389	370,134	300,962	405,681	233,763	145,626
Other operating expenses	158,506	175,634	152,556	159,895	157,424	1,082
Interest expense	42,402	41,422	43,063	20,331	32,807	9,595
Collateral finance and securitization expense	6,770	6,431	6,484	6,587	6,325	445
Total benefits and expenses	2,800,896	2,773,755	2,612,977	2,685,845	2,404,988	395,908
Income before income taxes	207,844	295,543	287,600	353,223	107,580	100,264
Provision for income taxes	62,332	105,394	88,881	117,120	31,108	31,224
Net income	$145,512	$190,149	$198,719	$236,103	$76,472	$69,040
Pre-tax Adjusted Operating Income Reconciliation:
Income before income taxes	$207,844	$295,543	$287,600	$353,223	$107,580	$100,264
Investment and derivative losses (gains) (1)	33,272	103,944	(26,958)	(67,100)	(31,968)	65,240
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(68,702)	(20,374)	(49,078)	(76,966)	92,249	(160,951)
GMXB embedded derivatives (1)	(22,363)	(90,923)	(7,988)	28,137	62,940	(85,303)
Funds withheld losses (gains)—investment income	(654)	(8,238)	(3,322)	(11,657)	(4,983)	4,329
EIA embedded derivatives—interest credited	(27,958)	(39,964)	42	(17,364)	29,149	(57,107)
DAC offset, net	52,340	27,625	31,876	64,841	(76,978)	129,318
Investment income on unit-linked variable annuities	(4,113)	(4,217)	(5,540)	(2,966)	(408)	(3,705)
Interest credited on unit-linked variable annuities	4,113	4,217	5,540	2,966	408	3,705
Non-investment derivatives	106	289	(1,705)	110	(831)	937
Adjusted operating income before income taxes	$173,885	$267,902	$230,467	$273,224	$177,158	$(3,273)
After-tax Adjusted Operating Income Reconciliation:
Net Income	$145,512	$190,149	$198,719	$236,103	$76,472	$69,040
Investment and derivative losses (gains) (1)	20,253	66,640	(19,745)	(46,490)	(21,727)	41,980
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(44,656)	(13,243)	(31,901)	(50,028)	59,962	(104,618)
GMXB embedded derivatives (1)	(14,536)	(59,100)	(5,192)	18,289	40,911	(55,447)
Funds withheld losses (gains)—investment income	(425)	(5,355)	(2,159)	(7,577)	(3,239)	2,814
EIA embedded derivatives—interest credited	(18,173)	(25,977)	28	(11,287)	18,947	(37,120)
DAC offset, net	34,021	17,957	20,719	42,147	(50,036)	84,057
Investment income on unit-linked variable annuities	(2,673)	(2,741)	(3,601)	(1,928)	(265)	(2,408)
Interest credited on unit-linked variable annuities	2,673	2,741	3,601	1,928	265	2,408
Non-investment derivatives	69	188	(1,108)	71	(540)	609
Adjusted operating income	$122,065	$171,259	$159,361	$181,228	$120,750	$1,315
(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated Consolidated Adjusted Operating Income Statements (USD thousands, except per share data)

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2017	2016	2016	2016	2016
Revenues:
Net premiums	$2,365,696	$2,493,163	$2,251,758	$2,346,945	$2,157,005	$208,691
Investment income, net of related expenses	509,597	484,772	480,865	493,043	411,875	97,722
Investment related gains (losses), net	2,730	2,840	2,600	2,335	2,335	395
Other revenue	68,263	69,004	70,763	66,303	58,352	9,911
Total revenues	2,946,286	3,049,779	2,805,986	2,908,626	2,629,567	316,719

Benefits and expenses:
Claims and other policy benefits	2,106,145	2,116,045	1,993,064	1,997,502	1,886,764	219,381
Interest credited	131,529	99,836	111,266	110,247	58,348	73,181
Policy acquisition costs and other insurance expenses	327,049	342,509	269,086	340,840	310,741	16,308
Other operating expenses	158,506	175,634	152,556	159,895	157,424	1,082
Interest expense	42,402	41,422	43,063	20,331	32,807	9,595
Collateral finance and securitization expense	6,770	6,431	6,484	6,587	6,325	445
Total benefits and expenses	2,772,401	2,781,877	2,575,519	2,635,402	2,452,409	319,992

Adjusted operating income before income taxes	173,885	267,902	230,467	273,224	177,158	(3,273)

Provision for adjusted operating income taxes	51,820	96,643	71,106	91,996	56,408	(4,588)

Adjusted operating income	$122,065	$171,259	$159,361	$181,228	$120,750	$1,315

Wgt. average common shares outstanding (diluted)	65,671	65,124	64,815	64,796	65,217	454

Diluted earnings per share—adjusted operating income	$1.86	$2.63	$2.46	$2.80	$1.85	$0.01

Foreign currency effect (1):
Net premiums	$(5,173)	$(35,247)	$(21,049)	$(45,665)	$(70,207)	$65,034
Adjusted operating income before income taxes	$(2,266)	$(7,911)	$(3,236)	$(4,247)	$(9,762)	$7,496

(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Consolidated Balance Sheets (USD thousands)

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2017	2016	2016	2016	2016
Assets
Fixed maturity securities, available-for-sale	$32,694,793	$32,093,625	$33,536,419	$33,160,976	$31,148,714
Mortgage loans on real estate	3,871,309	3,775,522	3,607,700	3,377,039	3,292,496
Policy loans	1,402,940	1,427,602	1,414,963	1,445,410	1,451,857
Funds withheld at interest	5,943,450	5,875,919	5,922,656	5,899,289	5,797,183
Short-term investments	54,288	76,710	126,702	195,979	431,535
Other invested assets	1,429,175	1,591,940	1,777,065	1,682,143	1,368,544
Total investments	45,395,955	44,841,318	46,385,505	45,760,836	43,490,329
Cash and cash equivalents	1,178,114	1,200,718	1,379,693	1,034,329	1,502,082
Accrued investment income	360,225	347,173	391,837	368,926	364,432
Premiums receivable and other reinsurance balances	2,008,409	1,930,755	1,834,362	1,917,844	1,886,293
Reinsurance ceded receivables	760,715	683,972	694,906	681,425	688,491
Deferred policy acquisition costs	3,300,548	3,338,605	3,406,093	3,401,935	3,490,509
Other assets	801,854	755,338	740,102	711,408	764,488
Total assets	$53,805,820	$53,097,879	$54,832,498	$53,876,703	$52,186,624

Liabilities and Stockholders’ Equity
Future policy benefits	$19,832,483	$19,581,573	$19,634,157	$19,605,021	$19,811,921
Interest-sensitive contract liabilities	14,039,919	14,029,354	14,217,831	14,024,012	14,087,081
Other policy claims and benefits	4,649,192	4,263,026	4,304,491	4,305,219	4,384,072
Other reinsurance balances	390,019	388,989	353,426	344,527	397,375
Deferred income taxes	2,863,744	2,770,640	3,071,995	2,901,264	2,483,584
Other liabilities	996,288	1,041,880	1,321,017	1,157,252	1,106,531
Long-term debt	2,788,619	3,088,635	3,088,710	3,088,280	2,297,709
Collateral finance and securitization notes	825,526	840,700	847,389	870,482	899,482
Total liabilities	46,385,790	46,004,797	46,839,016	46,296,057	45,467,755

Stockholders’ Equity:
Common stock, at par value	791	791	791	791	791
Additional paid-in-capital	1,858,226	1,848,611	1,842,390	1,834,995	1,827,646
Retained earnings	5,329,464	5,199,130	5,039,470	4,870,711	4,668,588
Treasury stock	(1,089,606)	(1,094,779)	(1,101,495)	(1,111,225)	(1,108,539)
Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	(194,754)	(172,541)	(121,709)	(93,476)	(103,418)
Unrealized appreciation of securities, net of income taxes	1,558,148	1,355,033	2,381,473	2,126,815	1,482,922
Pension and postretirement benefits, net of income taxes	(42,239)	(43,163)	(47,438)	(47,965)	(49,121)
Total stockholders’ equity	7,420,030	7,093,082	7,993,482	7,580,646	6,718,869
Total liabilities and stockholders’ equity	$53,805,820	$53,097,879	$54,832,498	$53,876,703	$52,186,624

Total stockholders’ equity, excluding AOCI	$6,098,875	$5,953,753	$5,781,156	$5,595,272	$5,388,486

Reinsurance Group of America, Incorporated U.S. and Latin America Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2017	2016	2016	2016	2016	Quarter
Revenues:
Net premiums	$1,304,345	$1,430,291	$1,277,491	$1,307,395	$1,234,394	$69,951
Investment income, net of related expenses	178,995	184,674	167,898	182,238	165,023	13,972
Investment related gains (losses), net	1,965	2,147	(3,394)	(882)	(2,100)	4,065
Other revenue	3,198	8,119	2,922	5,252	3,500	(302)
Total revenues	1,488,503	1,625,231	1,444,917	1,494,003	1,400,817	87,686

Benefits and expenses:
Claims and other policy benefits	1,225,640	1,232,207	1,131,507	1,149,665	1,119,442	106,198
Interest credited	20,289	22,156	20,628	20,845	21,400	(1,111)
Policy acquisition costs and other insurance expenses	180,810	205,358	184,766	182,285	177,078	3,732
Other operating expenses	31,804	34,018	30,935	29,778	31,799	5
Total benefits and expenses	1,458,543	1,493,739	1,367,836	1,382,573	1,349,719	108,824

Income before income taxes	$29,960	$131,492	$77,081	$111,430	$51,098	$(21,138)

Loss and expense ratios:
Claims and other policy benefits	94.0%	86.2%	88.6%	87.9%	90.7%	3.3%
Policy acquisition costs and other insurance expenses	13.9%	14.4%	14.5%	13.9%	14.3%	(0.4)%
Other operating expenses	2.4%	2.4%	2.4%	2.3%	2.6%	(0.2)%

Foreign currency effect on (1):
Net premiums	$(959)	$(1,372)	$(1,135)	$(2,243)	$(867)	$(92)
Income before income taxes	$(160)	$159	$(41)	$(189)	$(21)	$(139)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated U.S. and Latin America Traditional Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Qtr vs. PY
	2017	2016	2016	2016	2016	Quarter
Revenues:
Net premiums	$1,304,345	$1,430,291	$1,277,491	$1,307,395	$1,234,394	$69,951
Investment income, net of related expenses	178,995	184,674	167,898	182,238	165,023	13,972
Investment related gains (losses), net	1	—	—	—	—	1
Other revenue	3,198	8,119	2,922	5,252	3,500	(302)
Total revenues	1,486,539	1,623,084	1,448,311	1,494,885	1,402,917	83,622

Benefits and expenses:
Claims and other policy benefits	1,225,640	1,232,207	1,131,507	1,149,665	1,119,442	106,198
Interest credited	20,289	22,156	20,628	20,845	21,400	(1,111)
Policy acquisition costs and other insurance expenses	180,810	205,358	184,766	182,285	177,078	3,732
Other operating expenses	31,804	34,018	30,935	29,778	31,799	5
Total benefits and expenses	1,458,543	1,493,739	1,367,836	1,382,573	1,349,719	108,824

Adjusted operating income before income taxes	$27,996	$129,345	$80,475	$112,312	$53,198	$(25,202)

Loss and expense ratios:
Claims and other policy benefits	94.0%	86.2%	88.6%	87.9%	90.7%	3.3%
Policy acquisition costs and other insurance expenses	13.9%	14.4%	14.5%	13.9%	14.3%	(0.4)%
Other operating expenses	2.4%	2.4%	2.4%	2.3%	2.6%	(0.2)%

Foreign currency effect on (1):
Net premiums	$(959)	$(1,372)	$(1,135)	$(2,243)	$(867)	$(92)
Income before income taxes	$(160)	$159	$(41)	$(189)	$(21)	$(139)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Asset Intensive GAAP Income Statements (USD thousands)

	Three Months Ended					Current
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2017	2016	2016	2016	2016	Quarter
Revenues:
Net premiums	$4,635	$7,099	$5,369	$5,662	$6,219	$(1,584)
Investment income, net of related expenses	187,153	161,395	167,683	177,681	117,215	69,938
Investment related gains (losses), net	57,771	5,708	59,661	76,830	(128,551)	186,322
Other revenue	23,214	22,808	23,417	24,555	22,834	380
Total revenues	272,773	197,010	256,130	284,728	17,717	255,056

Benefits and expenses:
Claims and other policy benefits	17,536	23,593	18,927	19,507	19,833	(2,297)
Interest credited	79,157	33,511	86,742	68,436	62,558	16,599
Policy acquisition costs and other insurance expenses	83,653	60,306	56,497	97,078	(39,656)	123,309
Other operating expenses	6,657	7,339	5,232	5,728	5,812	845
Total benefits and expenses	187,003	124,749	167,398	190,749	48,547	138,456

Income (loss) before income taxes	$85,770	$72,261	$88,732	$93,979	$(30,830)	$116,600

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Asset Intensive Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2017	2016	2016	2016	2016	Quarter
Revenues:
Net premiums	$4,635	$7,099	$5,369	$5,662	$6,219	$(1,584)
Investment income, net of related expenses	186,409	153,879	165,388	167,377	112,591	73,818
Investment related gains (losses), net	—	—	(1)	1	—	—
Other revenue	23,214	22,808	23,417	24,555	22,834	380
Total revenues	214,258	183,786	194,173	197,595	141,644	72,614

Benefits and expenses:
Claims and other policy benefits	17,536	23,593	18,927	19,507	19,833	(2,297)
Interest credited	107,115	73,475	86,700	85,800	33,409	73,706
Policy acquisition costs and other insurance expenses	31,313	32,681	24,621	32,237	37,322	(6,009)
Other operating expenses	6,657	7,339	5,232	5,728	5,812	845
Total benefits and expenses	162,621	137,088	135,480	143,272	96,376	66,245

Adjusted operating income before income taxes	$51,637	$46,698	$58,693	$54,323	$45,268	$6,369

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Asset Intensive (Continued) (USD millions)

	Three Months Ended
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2017	2016	2016	2016	2016
Annuity account values:

Fixed annuities (deferred)	$5,072	$5,091	$5,130	$5,189	$5,210

Net interest spread (fixed annuities)	2.2%	2.4%	2.6%	2.5%	2.1%

Equity-indexed annuities	$4,238	$4,291	$4,374	$4,402	$4,448

Variable annuities account values
No riders	$727	$731	$739	$732	$753
GMDB only	58	58	58	58	60
GMIB only	5	5	5	5	5
GMAB only	29	28	29	29	31
GMWB only	1,354	1,334	1,370	1,367	1,386
GMDB / WB	339	335	342	341	349
Other	20	19	20	20	21
Total variable annuities account values	$2,532	$2,510	$2,563	$2,552	$2,605

Fair value of liabilities associated with living benefit riders	$162	$185	$276	$284	$255

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$675	$554	$456	$354	$368

Bank-owned life insurance (BOLI)	$575	$571	$568	$565	$562

Other asset-intensive business	$64	$65	$65	$66	$66

Future policy benefits associated with:

Payout annuities	$1,950	$1,964	$1,974	$1,978	$1,949

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Financial Reinsurance GAAP Income Statements (USD thousands)

	Three Months Ended					Current
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2017	2016	2016	2016	2016	Quarter
Revenues:
Investment income, net of related expenses	$1,664	$1,092	$1,038	$2,386	$2,607	$(943)
Other revenue	24,409	22,227	18,967	17,963	18,581	5,828
Total revenues	26,073	23,319	20,005	20,349	21,188	4,885

Benefits and expenses:
Policy acquisition costs and other insurance expenses	5,941	5,505	3,492	3,085	2,568	3,373
Other operating expenses	2,316	3,367	2,531	2,389	2,686	(370)
Total benefits and expenses	8,257	8,872	6,023	5,474	5,254	3,003

Income before income taxes	$17,816	$14,447	$13,982	$14,875	$15,934	$1,882

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated U.S. and Latin America Financial Solutions - Financial Reinsurance Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2017	2016	2016	2016	2016	Quarter
Revenues:
Investment income, net of related expenses	$1,664	$1,092	$1,038	$2,386	$2,607	$(943)
Other revenue	24,409	22,227	18,967	17,963	18,581	5,828
Total revenues	26,073	23,319	20,005	20,349	21,188	4,885

Benefits and expenses:
Policy acquisition costs and other insurance expenses	5,941	5,505	3,492	3,085	2,568	3,373
Other operating expenses	2,316	3,367	2,531	2,389	2,686	(370)
Total benefits and expenses	8,257	8,872	6,023	5,474	5,254	3,003

Adjusted operating income before income taxes	$17,816	$14,447	$13,982	$14,875	$15,934	$1,882

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated Canada Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2017	2016	2016	2016	2016	Quarter
Revenues:
Net premiums	$215,762	$241,918	$231,154	$240,107	$215,463	$299
Investment income, net of related expenses	44,506	44,806	45,239	46,859	42,023	2,483
Investment related gains (losses), net	3,843	2,771	3,832	2,285	1,640	2,203
Other revenue	164	638	734	(339)	(1,126)	1,290
Total revenues	264,275	290,133	280,959	288,912	258,000	6,275

Benefits and expenses:
Claims and other policy benefits	191,052	182,912	175,618	176,478	172,401	18,651
Interest credited	4	2	8	7	2	2
Policy acquisition costs and other insurance expenses	45,682	60,074	61,019	60,021	57,138	(11,456)
Other operating expenses	8,209	10,119	10,039	9,097	8,364	(155)
Total benefits and expenses	244,947	253,107	246,684	245,603	237,905	7,042

Income before income taxes	$19,328	$37,026	$34,275	$43,309	$20,095	$(767)

Loss and expense ratios:
Loss ratios (creditor business)	27.1%	22.5%	27.0%	32.2%	25.8%	1.3%
Loss ratios (excluding creditor business)	100.7%	92.2%	93.1%	87.4%	98.5%	2.2%
Claims and other policy benefits / (net premiums + investment income)	73.4%	63.8%	63.5%	61.5%	67.0%	6.4%
Policy acquisition costs and other insurance expenses (creditor business)	66.0%	67.5%	65.7%	64.3%	66.9%	(0.9)%
Policy acquisition costs and other insurance expenses (excluding creditor business)	12.3%	11.5%	12.6%	11.8%	12.7%	(0.4)%
Other operating expenses	3.8%	4.2%	4.3%	3.8%	3.9%	(0.1)%

Foreign currency effect on (1):
Net premiums	$7,551	$(108)	$724	$(11,615)	$(22,010)	$29,561
Income before income taxes	$1,187	$(483)	$104	$(2,247)	$(3,129)	$4,316

Creditor reinsurance net premiums	$35,564	$57,471	$59,983	$60,275	$54,854	$(19,290)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Canada Traditional Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2017	2016	2016	2016	2016	Quarter
Revenues:
Net premiums	$215,762	$241,918	$231,154	$240,107	$215,463	$299
Investment income, net of related expenses	44,596	44,084	44,212	45,506	41,664	2,932
Investment related gains, net	1,191	1,221	1,208	1,236	1,268	(77)
Other revenue	164	638	734	(339)	(1,126)	1,290
Total revenues	261,713	287,861	277,308	286,510	257,269	4,444

Benefits and expenses:
Claims and other policy benefits	191,052	182,912	175,618	176,478	172,401	18,651
Interest credited	4	2	8	7	2	2
Policy acquisition costs and other insurance expenses	45,682	60,074	61,019	60,021	57,138	(11,456)
Other operating expenses	8,209	10,119	10,039	9,097	8,364	(155)
Total benefits and expenses	244,947	253,107	246,684	245,603	237,905	7,042

Adjusted operating income before income taxes	$16,766	$34,754	$30,624	$40,907	$19,364	$(2,598)

Loss and expense ratios:
Loss ratios (creditor business)	27.1%	22.5%	27.0%	32.2%	25.8%	1.3%
Loss ratios (excluding creditor business)	100.7%	92.2%	93.1%	87.4%	98.5%	2.2%
Claims and other policy benefits / (net premiums + investment income)	73.4%	64.0%	63.8%	61.8%	67.0%	6.4%
Policy acquisition costs and other insurance expenses (creditor business)	66.0%	67.5%	65.7%	64.3%	66.9%	(0.9)%
Policy acquisition costs and other insurance expenses (excluding creditor business)	12.3%	11.5%	12.6%	11.8%	12.7%	(0.4)%
Other operating expenses	3.8%	4.2%	4.3%	3.8%	3.9%	(0.1)%

Foreign currency effect on (1):
Net premiums	$7,551	$(108)	$724	$(11,615)	$(22,010)	$29,561
Adjusted operating income before income taxes	$1,130	$(505)	$104	$(2,130)	$(3,701)	$4,831

Creditor reinsurance net premiums	$35,564	$57,471	$59,983	$60,275	$54,854	$(19,290)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Canada Financial Solutions (1) GAAP Income Statements (USD thousands)

	Three Months Ended					Current
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2017	2016	2016	2016	2016	Quarter
Revenues:
Net premiums	$9,410	$9,612	$9,946	$10,192	$8,951	$459
Investment income, net of related expenses	1,044	1,043	1,037	228	384	660
Other revenue	1,353	1,386	1,376	1,434	1,349	4
Total revenues	11,807	12,041	12,359	11,854	10,684	1,123

Benefits and expenses:
Claims and other policy benefits	7,619	7,270	10,567	8,834	9,604	(1,985)
Policy acquisition costs and other insurance expenses	144	229	285	513	204	(60)
Other operating expenses	452	477	347	379	284	168
Total benefits and expenses	8,215	7,976	11,199	9,726	10,092	(1,877)

Income before income taxes	$3,592	$4,065	$1,160	$2,128	$592	$3,000

Foreign currency effect on (2):
Net premiums	$436	$(3)	$33	$(491)	$(915)	$1,351
Income before income taxes	$244	$13	$(9)	$(106)	$(575)	$819

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and financial reinsurance transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Canada Financial Solutions (1) Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2017	2016	2016	2016	2016	Quarter
Revenues:
Net premiums	$9,410	$9,612	$9,946	$10,192	$8,951	$459
Investment income, net of related expenses	1,044	1,043	1,037	228	384	660
Other revenue	1,353	1,386	1,376	1,434	1,349	4
Total revenues	11,807	12,041	12,359	11,854	10,684	1,123

Benefits and expenses:
Claims and other policy benefits	7,619	7,270	10,567	8,834	9,604	(1,985)
Policy acquisition costs and other insurance expenses	144	229	285	513	204	(60)
Other operating expenses	452	477	347	379	284	168
Total benefits and expenses	8,215	7,976	11,199	9,726	10,092	(1,877)

Adjusted operating income before income taxes	$3,592	$4,065	$1,160	$2,128	$592	$3,000

Foreign currency effect on (2):
Net premiums	$436	$(3)	$33	$(491)	$(915)	$1,351
Adjusted operating income before income taxes	$244	$13	$(9)	$(106)	$(575)	$819

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and financial reinsurance transactions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2017	2016	2016	2016	2016	Quarter
Revenues:
Net premiums	$304,672	$301,252	$275,514	$286,861	$276,435	$28,237
Investment income, net of related expenses	12,720	11,745	13,067	13,321	12,168	552
Investment related gains (losses), net	7	—	—	—	5	2
Other revenue	687	1,806	489	1,460	1,026	(339)
Total revenues	318,086	314,803	289,070	301,642	289,634	28,452

Benefits and expenses:
Claims and other policy benefits	266,401	253,663	241,763	252,336	251,243	15,158
Interest credited	—	—	—	—	—	—
Policy acquisition costs and other insurance expenses	15,163	17,383	14,133	17,550	14,782	381
Other operating expenses	22,546	27,931	24,659	24,922	24,725	(2,179)
Total benefits and expenses	304,110	298,977	280,555	294,808	290,750	13,360

Income (loss) before income taxes	$13,976	$15,826	$8,515	$6,834	$(1,116)	$15,092

Loss and expense ratios:
Claims and other policy benefits	87.4%	84.2%	87.7%	88.0%	90.9%	(3.5)%
Policy acquisition costs and other insurance expenses	5.0%	5.8%	5.1%	6.1%	5.3%	(0.3)%
Other operating expenses	7.4%	9.3%	9.0%	8.7%	8.9%	(1.5)%

Foreign currency effect on (1):
Net premiums	$(17,859)	$(37,351)	$(32,564)	$(20,223)	$(23,009)	$5,150
Income (loss) before income taxes	$(721)	$(1,021)	$157	$45	$(184)	$(537)

Critical illness net premiums	$45,976	$46,455	$49,531	$53,805	$53,643	$(7,667)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Traditional Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2017	2016	2016	2016	2016	Quarter
Revenues:
Net premiums	$304,672	$301,252	$275,514	$286,861	$276,435	$28,237
Investment income, net of related expenses	12,720	11,745	13,067	13,321	12,168	552
Investment related gains (losses), net	—	—	—	—	—	—
Other revenue	687	1,806	489	1,460	1,026	(339)
Total revenues	318,079	314,803	289,070	301,642	289,629	28,450

Benefits and expenses:
Claims and other policy benefits	266,401	253,663	241,763	252,336	251,243	15,158
Interest credited	—	—	—	—	—	—
Policy acquisition costs and other insurance expenses	15,163	17,383	14,133	17,550	14,782	381
Other operating expenses	22,546	27,931	24,659	24,922	24,725	(2,179)
Total benefits and expenses	304,110	298,977	280,555	294,808	290,750	13,360

Adjusted operating income (loss) before income taxes	$13,969	$15,826	$8,515	$6,834	$(1,121)	$15,090

Loss and expense ratios:
Claims and other policy benefits	87.4%	84.2%	87.7%	88.0%	90.9%	(3.5)%
Policy acquisition costs and other insurance expenses	5.0%	5.8%	5.1%	6.1%	5.3%	(0.3)%
Other operating expenses	7.4%	9.3%	9.0%	8.7%	8.9%	(1.5)%

Foreign currency effect on (1):
Net premiums	$(17,859)	$(37,351)	$(32,564)	$(20,223)	$(23,009)	$5,150
Adjusted operating income (loss) before income taxes	$(721)	$(1,021)	$157	$46	$(194)	$(527)

Critical illness net premiums	$45,976	$46,455	$49,531	$53,805	$53,643	$(7,667)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Financial Solutions (1) GAAP Income Statements (USD thousands)

	Three Months Ended					Current
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2017	2016	2016	2016	2016	Quarter
Revenues:
Net premiums	$41,995	$54,163	$47,018	$43,484	$35,606	$6,389
Investment income, net of related expenses	29,681	29,994	33,187	33,417	28,684	997
Investment related gains (losses), net	4,575	4,914	8,159	1,468	(1,004)	5,579
Other revenue	3,738	2,962	11,388	2,608	4,470	(732)
Total revenues	79,989	92,033	99,752	80,977	67,756	12,233

Benefits and expenses:
Claims and other policy benefits	35,936	38,631	45,805	44,004	36,443	(507)
Interest credited	4,113	4,217	5,540	2,966	408	3,705
Policy acquisition costs and other insurance expenses	289	(220)	(304)	723	(193)	482
Other operating expenses	7,733	8,077	4,925	5,815	5,674	2,059
Total benefits and expenses	48,071	50,705	55,966	53,508	42,332	5,739

Income before income taxes	$31,918	$41,328	$43,786	$27,469	$25,424	$6,494

Foreign currency effect on (2):
Net premiums	$(6,169)	$(9,059)	$(8,262)	$(3,127)	$(2,022)	$(4,147)
Income before income taxes	$(4,730)	$(9,274)	$(6,193)	$(1,991)	$(1,924)	$(2,806)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes asset intensive, financial reinsurance, capital motivated and longevity closed block business.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Financial Solutions (1) Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2016	2016	2016	2016	2016	Quarter
Revenues:
Net premiums	$41,995	$54,163	$47,018	$43,484	$35,606	$6,389
Investment income, net of related expenses	25,568	25,777	27,647	30,451	28,276	(2,708)
Other revenue	3,870	3,276	9,706	2,735	3,653	217
Total revenues	71,433	83,216	84,371	76,670	67,535	3,898

Benefits and expenses:
Claims and other policy benefits	35,936	38,631	45,805	44,004	36,443	(507)
Policy acquisition costs and other insurance expenses	289	(220)	(304)	723	(193)	482
Other operating expenses	7,733	8,077	4,925	5,815	5,674	2,059
Total benefits and expenses	43,958	46,488	50,426	50,542	41,924	2,034

Adjusted operating income before income taxes	$27,475	$36,728	$33,945	$26,128	$25,611	$1,864

Foreign currency effect on (2):
Net premiums	$(6,169)	$(9,059)	$(8,262)	$(3,127)	$(2,022)	$(4,147)
Adjusted operating income before income taxes	$(4,006)	$(8,168)	$(4,742)	$(1,819)	$(1,978)	$(2,028)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes asset intensive, financial reinsurance, capital motivated and longevity closed block business.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Traditional GAAP Income Statements (USD thousands)

	Three Months Ended					Current
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2017	2016	2016	2016	2016	Quarter
Revenues:
Net premiums	$483,307	$448,283	$404,451	$454,629	$374,142	$109,165
Investment income, net of related expenses	21,902	21,448	21,273	20,461	19,867	2,035
Investment related gains (losses), net	—	—	—	—	14	(14)
Other revenue	21	2,002	1,923	2,481	176	(155)
Total revenues	505,230	471,733	427,647	477,571	394,199	111,031

Benefits and expenses:
Claims and other policy benefits	355,439	368,091	365,115	338,447	274,298	81,141
Policy acquisition costs and other insurance expenses	72,857	46,604	4,157	67,908	44,367	28,490
Other operating expenses	35,246	38,574	38,553	36,734	34,374	872
Total benefits and expenses	463,542	453,269	407,825	443,089	353,039	110,503

Income before income taxes	$41,688	$18,464	$19,822	$34,482	$41,160	$528

Loss and Expense Ratios:
Claims and other policy benefits	73.5%	82.1%	90.3%	74.4%	73.3%	0.2%
Policy acquisition costs and other insurance expenses	15.1%	10.4%	1.0%	14.9%	11.9%	3.2%
Other operating expenses	7.3%	8.6%	9.5%	8.1%	9.2%	(1.9)%

Foreign currency effect on (1):
Net premiums	$11,810	$12,575	$20,095	$(7,741)	$(21,627)	$33,437
Income before income taxes	$851	$1,143	$331	$506	$(2,735)	$3,586

Critical illness net premiums	$141,883	$85,931	$100,641	$113,297	$98,389	$43,494

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Traditional Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2017	2016	2016	2016	2016	Quarter
Revenues:
Net premiums	$483,307	$448,283	$404,451	$454,629	$374,142	$109,165
Investment income, net of related expenses	21,902	21,448	21,273	20,461	19,867	2,035
Investment related losses, net	—	—	—	—	(2)	2
Other revenue	21	2,002	1,923	2,481	176	(155)
Total revenues	505,230	471,733	427,647	477,571	394,183	111,047

Benefits and expenses:
Claims and other policy benefits	355,439	368,091	365,115	338,447	274,298	81,141
Policy acquisition costs and other insurance expenses	72,857	46,604	4,157	67,908	44,367	28,490
Other operating expenses	35,246	38,574	38,553	36,734	34,374	872
Total benefits and expenses	463,542	453,269	407,825	443,089	353,039	110,503

Adjusted operating income before income taxes	$41,688	$18,464	$19,822	$34,482	$41,144	$544

Loss and Expense Ratios:
Claims and other policy benefits	73.5%	82.1%	90.3%	74.4%	73.3%	0.2%
Policy acquisition costs and other insurance expenses	15.1%	10.4%	1.0%	14.9%	11.9%	3.2%
Other operating expenses	7.3%	8.6%	9.5%	8.1%	9.2%	(1.9)%

Foreign currency effect on (1):
Net premiums	$11,810	$12,575	$20,095	$(7,741)	$(21,627)	$33,437
Adjusted operating income before income taxes	$851	$1,144	$331	$506	$(2,748)	$3,599

Critical illness net premiums	$141,883	$85,931	$100,641	$113,297	$98,389	$43,494

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Financial Solutions (1) GAAP Income Statements (USD thousands)

	Three Months Ended					Current
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2017	2016	2016	2016	2016	Quarter
Revenues:
Net premiums	$1,526	$492	$743	$(1,493)	$5,686	$(4,160)
Investment income, net of related expenses	5,536	5,562	5,827	5,885	6,374	(838)
Investment related gains (losses), net	7,185	(4,886)	6,108	6,527	1,687	5,498
Other revenue	6,205	6,061	6,359	6,126	6,324	(119)
Total revenues	20,452	7,229	19,037	17,045	20,071	381

Benefits and expenses:
Claims and other policy benefits	6,495	9,693	3,777	8,237	3,473	3,022
Interest credited	2,997	3,322	3,308	3,136	3,030	(33)
Policy acquisition costs and other insurance expenses	1,917	1,635	1,482	1,667	1,287	630
Other operating expenses	3,171	4,545	2,921	4,078	3,728	(557)
Total benefits and expenses	14,580	19,195	11,488	17,118	11,518	3,062

Income (loss) before income taxes	$5,872	$(11,966)	$7,549	$(73)	$8,553	$(2,681)

Foreign currency effect on (2):
Net premiums	$17	$71	$60	$(225)	$243	$(226)
Income (loss) before income taxes	$77	$(464)	$917	$233	$778	$(701)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset intensive, financial reinsurance, and disabled life closed block business.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Asia Pacific Financial Solutions (1) Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2017	2016	2016	2016	2016	Quarter
Revenues:
Net premiums	$1,526	$492	$743	$(1,493)	$5,686	$(4,160)
Investment income, net of related expenses	5,536	5,562	5,827	5,885	6,374	(838)
Investment related gains, net	861	960	825	602	576	285
Other revenue	6,205	6,061	6,359	6,126	6,324	(119)
Total revenues	14,128	13,075	13,754	11,120	18,960	(4,832)

Benefits and expenses:
Claims and other policy benefits	6,495	9,693	3,777	8,237	3,473	3,022
Interest credited	2,997	3,322	3,308	3,136	3,030	(33)
Policy acquisition costs and other insurance expenses	1,917	1,635	1,482	1,667	1,287	630
Other operating expenses	3,171	4,545	2,921	4,078	3,728	(557)
Total benefits and expenses	14,580	19,195	11,488	17,118	11,518	3,062

Adjusted operating income (loss) before income taxes	$(452)	$(6,120)	$2,266	$(5,998)	$7,442	$(7,894)

Foreign currency effect on (2):
Net premiums	$17	$71	$60	$(225)	$243	$(226)
Adjusted operating income (loss) before income taxes	$(102)	$100	$451	$(113)	$323	$(425)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset intensive, financial reinsurance, and disabled life closed block business.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Corporate and Other GAAP Income Statements (USD thousands)

	Three Months Ended					Current
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2017	2016	2016	2016	2016	Quarter
Revenues:
Net premiums	$44	$53	$72	$108	$109	$(65)
Investment income, net of related expenses	31,163	35,468	33,478	25,190	22,921	8,242
Investment related gains (losses), net	(14,823)	(461)	12,258	32,036	7,423	(22,246)
Other revenue	5,168	706	4,893	4,653	2,049	3,119
Total revenues	21,552	35,766	50,701	61,987	32,502	(10,950)

Benefits and expenses:
Claims and other policy benefits	27	(15)	(15)	(6)	27	—
Interest credited	1,124	881	622	459	507	617
Policy acquisition costs and other insurance expenses	(27,067)	(26,740)	(24,565)	(25,149)	(23,812)	(3,255)
Other operating expenses	40,372	41,187	32,414	40,975	39,978	394
Interest expense	42,402	41,422	43,063	20,331	32,807	9,595
Collateral finance and securitization expense	6,770	6,431	6,484	6,587	6,325	445
Total benefits and expenses	63,628	63,166	58,003	43,197	55,832	7,796

Income (loss) before income taxes	$(42,076)	$(27,400)	$(7,302)	$18,790	$(23,330)	$(18,746)

Foreign currency effect (1):
Income (loss) before income taxes	$448	$401	$294	$(1,941)	$(1,409)	$1,857

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Corporate and Other Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2017	2016	2016	2016	2016	Quarter
Revenues:
Net premiums	$44	$53	$72	$108	$109	$(65)
Investment income, net of related expenses	31,163	35,468	33,478	25,190	22,921	8,242
Investment related gains, net	677	659	568	496	493	184
Other revenue	5,142	681	4,870	4,636	2,035	3,107
Total revenues	37,026	36,861	38,988	30,430	25,558	11,468

Benefits and expenses:
Claims and other policy benefits	27	(15)	(15)	(6)	27	—
Interest credited	1,124	881	622	459	507	617
Policy acquisition costs and other insurance expenses	(27,067)	(26,740)	(24,565)	(25,149)	(23,812)	(3,255)
Other operating expenses	40,372	41,187	32,414	40,975	39,978	394
Interest expense	42,402	41,422	43,063	20,331	32,807	9,595
Collateral finance and securitization expense	6,770	6,431	6,484	6,587	6,325	445
Total benefits and expenses	63,628	63,166	58,003	43,197	55,832	7,796

Adjusted operating income (loss) before income taxes	$(26,602)	$(26,305)	$(19,015)	$(12,767)	$(30,274)	$3,672

Foreign currency effect (1):
Adjusted operating income (loss) before income taxes	$498	$367	$513	$(442)	$(868)	$1,366

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated Summary of Segment GAAP Income Statements (USD thousands)

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2017	2016	2016	2016	2016
U.S. and Latin America:
Traditional	$29,960	$131,492	$77,081	$111,430	$51,098	$(21,138)
Financial Solutions:
Asset Intensive	85,770	72,261	88,732	93,979	(30,830)	116,600
Financial Reinsurance	17,816	14,447	13,982	14,875	15,934	1,882
Total U.S. and Latin America	133,546	218,200	179,795	220,284	36,202	97,344
Canada:
Canada Traditional	19,328	37,026	34,275	43,309	20,095	(767)
Canada Financial Solutions	3,592	4,065	1,160	2,128	592	3,000
Total Canada	22,920	41,091	35,435	45,437	20,687	2,233
Europe, Middle East and Africa:
Europe, Middle East and Africa Traditional	13,976	15,826	8,515	6,834	(1,116)	15,092
Europe, Middle East and Africa Financial Solutions	31,918	41,328	43,786	27,469	25,424	6,494
Total Europe, Middle East and Africa	45,894	57,154	52,301	34,303	24,308	21,586
Asia Pacific:
Asia Pacific Traditional	41,688	18,464	19,822	34,482	41,160	528
Asia Pacific Financial Solutions	5,872	(11,966)	7,549	(73)	8,553	(2,681)
Total Asia Pacific	47,560	6,498	27,371	34,409	49,713	(2,153)
Corporate and Other	(42,076)	(27,400)	(7,302)	18,790	(23,330)	(18,746)
Consolidated income before income taxes	$207,844	$295,543	$287,600	$353,223	$107,580	$100,264

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated Summary of Segment Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2017	2016	2016	2016	2016
U.S. and Latin America:
Traditional	$27,996	$129,345	$80,475	$112,312	$53,198	$(25,202)
Financial Solutions:
Asset Intensive	51,637	46,698	58,693	54,323	45,268	6,369
Financial Reinsurance	17,816	14,447	13,982	14,875	15,934	1,882
Total U.S. and Latin America	97,449	190,490	153,150	181,510	114,400	(16,951)
Canada:
Canada Traditional	16,766	34,754	30,624	40,907	19,364	(2,598)
Canada Financial Solutions	3,592	4,065	1,160	2,128	592	3,000
Total Canada	20,358	38,819	31,784	43,035	19,956	402
Europe, Middle East and Africa:
Europe, Middle East and Africa Traditional	13,969	15,826	8,515	6,834	(1,121)	15,090
Europe, Middle East and Africa Financial Solutions	27,475	36,728	33,945	26,128	25,611	1,864
Total Europe, Middle East and Africa	41,444	52,554	42,460	32,962	24,490	16,954
Asia Pacific:
Asia Pacific Traditional	41,688	18,464	19,822	34,482	41,144	544
Asia Pacific Financial Solutions	(452)	(6,120)	2,266	(5,998)	7,442	(7,894)
Total Asia Pacific	41,236	12,344	22,088	28,484	48,586	(7,350)
Corporate and Other	(26,602)	(26,305)	(19,015)	(12,767)	(30,274)	3,672
Consolidated adjusted operating income before income taxes	$173,885	$267,902	$230,467	$273,224	$177,158	$(3,273)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.

Reinsurance Group of America, Incorporated Investments (USD thousands) Cash and Invested Assets

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2017	2016	2016	2016	2016
Fixed maturity securities, available-for-sale	$32,694,793	$32,093,625	$33,536,419	$33,160,976	$31,148,714
Mortgage loans on real estate	3,871,309	3,775,522	3,607,700	3,377,039	3,292,496
Policy loans	1,402,940	1,427,602	1,414,963	1,445,410	1,451,857
Funds withheld at interest	5,943,450	5,875,919	5,922,656	5,899,289	5,797,183
Short-term investments	54,288	76,710	126,702	195,979	431,535
Other invested assets	1,429,175	1,591,940	1,777,065	1,682,143	1,368,544
Cash and cash equivalents	1,178,114	1,200,718	1,379,693	1,034,329	1,502,082
Total cash and invested assets	$46,574,069	$46,042,036	$47,765,198	$46,795,165	$44,992,411

Investment Income and Yield Summary

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2017	2016	2016	2016	2016
Average invested assets at amortized cost (1)	$25,212,377	$24,621,939	$24,128,430	$23,216,459	$22,379,003	$2,833,374
Net investment income (1)	$273,208	$283,484	$263,111	$268,747	$245,299	$27,909
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	4.41%	4.69%	4.43%	4.71%	4.46%	-0.05%

(1) Excludes spread-related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Amortized Cost, Gross Unrealized Gains and Losses, and Estimated Fair Values of Fixed Maturity and Equity Securities
(Excludes Funds Withheld Portfolios)

March 31, 2017
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$19,281,539	$1,037,337	$157,423	$20,161,453	61.8%	$—
Canadian and Canadian provincial governments	2,601,403	1,122,418	3,457	3,720,364	11.4%	—
Residential mortgage-backed securities	1,281,171	34,382	11,676	1,303,877	4.0%	—
Asset-backed securities	1,379,251	14,480	13,141	1,380,590	4.2%	275
Commercial mortgage-backed securities	1,272,020	24,353	7,035	1,289,338	3.9%	—
U.S. government and agencies	1,522,651	15,135	55,334	1,482,452	4.5%	—
State and political subdivisions	566,553	40,471	11,567	595,457	1.8%	—
Other foreign government, supranational, and foreign
government-sponsored enterprises	2,635,979	136,850	11,567	2,761,262	8.4%	—
Total fixed maturity securities	$30,540,567	$2,425,426	$271,200	$32,694,793	100.0%	$275

Non-redeemable preferred stock	$33,656	$360	$2,801	$31,215	28.0%
Other equity securities	83,473	532	3,604	80,401	72.0%
Total equity securities	$117,129	$892	$6,405	$111,616	100.0%

December 31, 2016
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$18,924,711	$911,618	$217,245	$19,619,084	61.1%	$—
Canadian and Canadian provincial governments	2,561,605	1,085,982	3,541	3,644,046	11.4%	—
Residential mortgage-backed securities	1,258,039	33,917	13,380	1,278,576	4.0%	(375)
Asset-backed securities	1,443,822	9,350	23,828	1,429,344	4.5%	275
Commercial mortgage-backed securities	1,342,440	28,973	7,759	1,363,654	4.2%	—
U.S. government and agencies	1,518,702	12,644	63,044	1,468,302	4.6%	—
State and political subdivisions	566,761	37,499	12,464	591,796	1.8%	—
Other foreign government, supranational, and foreign
government-sponsored enterprises	2,595,707	123,054	19,938	2,698,823	8.4%	—
Total fixed maturity securities	$30,211,787	$2,243,037	$361,199	$32,093,625	100.0%	$(100)

Non-redeemable preferred stock	$55,812	$1,648	$6,337	$51,123	18.6%
Other equity securities	229,767	1,792	7,321	224,238	81.4%
Total equity securities	$285,579	$3,440	$13,658	$275,361	100.0%

Reinsurance Group of America, Incorporated Investments (USD thousands) Corporate Fixed Maturities Securities by Sector (Excludes Funds Withheld Portfolios)

	March 31, 2017				December 31, 2016
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$4,146,996	$4,274,384	21.2%	A-	$4,167,029	$4,255,932	21.9%	A-
Brokerage/asset managers/exchanges	432,080	450,148	2.2%	A	403,014	413,699	2.1%	A
Finance companies	160,909	167,680	0.8%	BBB+	120,782	127,327	0.6%	A-
Insurance	1,381,539	1,444,176	7.2%	A-	1,314,077	1,353,008	6.9%	A-
REITs	615,058	636,862	3.2%	BBB+	582,157	598,366	3.0%	BBB+
Other finance	126,139	130,615	0.6%	A-	138,140	140,636	0.7%	A-
Total financial institutions	$6,862,721	$7,103,865	35.2%		$6,725,199	$6,888,968	35.2%
Industrials
Basic	$939,177	$997,950	4.9%	BBB	$887,179	$923,839	4.7%	BBB
Capital goods	1,045,597	1,072,524	5.3%	BBB+	998,749	1,027,098	5.2%	BBB+
Communications	1,864,457	1,957,809	9.7%	BBB	1,841,904	1,928,261	9.8%	BBB
Consumer cyclical	1,106,118	1,146,543	5.7%	BBB+	1,081,091	1,116,933	5.7%	BBB+
Consumer noncyclical	1,929,744	2,040,521	10.2%	A-	1,957,052	2,050,927	10.5%	A-
Energy	1,860,402	1,951,883	9.7%	BBB+	1,867,072	1,941,301	9.9%	BBB+
Technology	670,830	691,287	3.4%	A	644,474	660,200	3.4%	A
Transportation	852,657	893,003	4.4%	A-	854,681	887,911	4.5%	A-
Other industrial	129,566	137,665	0.7%	A	96,611	103,143	0.5%	A-
Total industrials	$10,398,548	$10,889,185	54.0%		$10,228,813	$10,639,613	54.2%
Utilities
Electric	$1,468,750	$1,559,029	7.8%	A-	$1,432,641	$1,498,919	7.6%	A-
Natural gas	320,726	344,463	1.7%	A-	316,447	338,253	1.7%	A-
Other utility	230,794	264,911	1.3%	A-	221,611	253,331	1.3%	A-
Total utilities	$2,020,270	$2,168,403	10.8%		$1,970,699	$2,090,503	10.6%
Total	$19,281,539	$20,161,453	100.0%	BBB+	$18,924,711	$19,619,084	100.0%	BBB+

(1) The Average Credit Rating designations are based on the weighted average ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by S&P. In instances where a S&P rating is not available, the Company will reference the rating provided by Moody’s, and in the absence of both the Company will assign equivalent ratings based on information from the National

Association of Insurance Commissioners (NAIC).

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Ratings of Fixed Maturity Securities (Excludes Funds Withheld Portfolios)

		March 31, 2017			December 31, 2016			September 30, 2016			June 30, 2016			December 31, 2016
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$19,816,139	$21,521,758	65.8%	$19,813,653	$21,369,081	66.5%	$19,794,556	$22,594,066	67.3%	$19,755,011	$22,392,311	67.5%	$18,511,837	$20,516,462	65.9%
2	BBB	9,159,294	9,571,666	29.3%	8,834,469	9,162,483	28.5%	8,660,225	9,296,652	27.7%	8,679,819	9,130,971	27.5%	8,813,991	9,005,192	28.9%
3	BB	1,079,371	1,109,172	3.4%	944,839	955,735	3.0%	1,010,694	1,027,001	3.1%	1,012,092	1,018,629	3.1%	1,096,165	1,057,763	3.4%
4	B	383,254	377,469	1.2%	414,087	411,138	1.3%	451,456	441,887	1.3%	456,457	431,649	1.3%	402,872	372,795	1.2%
5	CCC	91,245	105,749	0.3%	187,744	177,481	0.6%	157,857	151,182	0.5%	143,675	135,927	0.4%	178,537	165,491	0.5%
6	In or near default	11,264	8,979	—%	16,995	17,707	0.1%	23,108	25,631	0.1%	29,830	51,489	0.2%	31,872	31,011	0.1%
	Total	$30,540,567	$32,694,793	100.0%	$30,211,787	$32,093,625	100.0%	$30,097,896	$33,536,419	100.0%	$30,076,884	$33,160,976	100.0%	$29,035,274	$31,148,714	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the NAIC statutory basis of accounting that meet the definition of SSAP No. 43R utilize the NAIC rating methodology.

All other securities will continue to utilize the NRSRO ratings, as available, or equivalent rating based on information from the NAIC.
(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. ‘BBB’ includes ‘BBB+’, ‘BBB’, and ‘BBB-’).

Structured Fixed Maturity Securities

	March 31, 2017		December 31, 2016		September 30, 2016		June 30, 2016		March 31, 2016
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Residential mortgage-backed securities:
Agency	$584,067	$608,066	$579,686	$602,549	$590,881	$642,041	$601,728	$659,526	$593,662	$642,617
Non-agency	697,104	695,811	678,353	676,027	656,796	669,651	623,990	633,252	737,232	738,280
Total residential mortgage-backed securities	1,281,171	1,303,877	1,258,039	1,278,576	1,247,677	1,311,692	1,225,718	1,292,778	1,330,894	1,380,897
Commercial mortgage-backed securities	1,272,020	1,289,338	1,342,440	1,363,654	1,402,249	1,475,033	1,441,091	1,507,693	1,466,500	1,508,183
Asset-backed securities	1,379,251	1,380,590	1,443,822	1,429,344	1,388,263	1,382,574	1,377,736	1,356,677	1,319,616	1,289,381
Total	$3,932,442	$3,973,805	$4,044,301	$4,071,574	$4,038,189	$4,169,299	$4,044,545	$4,157,148	$4,117,010	$4,178,461

Reinsurance Group of America, Incorporated Investments (USD thousands) Gross Unrealized Losses Aging Fixed Maturity Securities

	March 31, 2017		December 31, 2016		September 30, 2016		June 30, 2016		March 31, 2016
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$245,923	88.6%	$328,691	87.7%	$85,446	62.2%	$148,844	74.9%	$272,450	70.5%
20% or more for less than six months	4,113	1.5%	18,733	5.0%	12,551	9.1%	7,248	3.7%	68,067	17.6%
20% or more for six months or greater	21,164	7.6%	13,775	3.7%	32,286	23.5%	34,078	17.2%	36,949	9.6%
Total	$271,200	97.7%	$361,199	96.4%	$130,283	94.8%	$190,170	95.8%	$377,466	97.7%

Equity Securities

	March 31, 2017		December 31, 2016		September 30, 2016		June 30, 2016		March 31, 2016
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$5,717	2.1%	$9,140	2.4%	$2,588	1.9%	$1,794	0.9%	$2,678	0.7%
20% or more for less than six months	—	0.0%	705	0.2%	—	0.0%	1,685	0.8%	1,672	0.4%
20% or more for six months or greater	688	0.2%	3,813	1.0%	4,472	3.3%	4,903	2.5%	4,714	1.2%
Total	$6,405	2.3%	$13,658	3.6%	$7,060	5.2%	$8,382	4.2%	$9,064	2.3%

Reinsurance Group of America, Incorporated Investments (USD thousands) Fixed Maturities and Equity Securities Below Amortized Cost (Excludes Funds Withheld Portfolios)

	As of March 31, 2017
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$3,658,776	$89,271	$412,413	$33,285	$4,071,189	$122,556
Canadian and Canadian provincial governments	137,014	3,457	—	—	137,014	3,457
Residential mortgage-backed securities	467,812	9,394	101,886	2,277	569,698	11,671
Asset-backed securities	381,219	4,213	270,456	8,248	651,675	12,461
Commercial mortgage-backed securities	370,152	6,816	7,398	111	377,550	6,927
U.S. government and agencies	1,122,884	55,334	—	—	1,122,884	55,334
State and political subdivisions	155,720	7,963	13,086	3,604	168,806	11,567
Other foreign government, supranational, and foreign government-sponsored enterprises	432,726	9,041	40,431	1,985	473,157	11,026
Total investment grade securities	$6,726,303	$185,489	$845,670	$49,510	$7,571,973	$234,999

Below investment grade securities:
Corporate securities	$195,427	$3,023	$110,909	$31,844	$306,336	$34,867
Residential mortgage-backed securities	—	—	122	5	122	5
Asset-backed securities	—	—	11,463	680	11,463	680
Commercial mortgage-backed securities	1,891	108	—	—	1,891	108
Other foreign government, supranational, and foreign government-sponsored enterprises	9,704	84	14,163	457	23,867	541
Total below investment grade securities	$207,022	$3,215	$136,657	$32,986	$343,679	$36,201
Total fixed maturity securities	$6,933,325	$188,704	$982,327	$82,496	$7,915,652	$271,200

Equity securities:
Non-redeemable preferred stock	$—	$—	$24,289	$2,801	$24,289	$2,801
Other equity securities	70,591	3,604	—	—	70,591	3,604
Total equity securities	$70,591	$3,604	$24,289	$2,801	$94,880	$6,405

	As of December 31, 2016
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$4,661,706	$124,444	$549,273	$43,282	$5,210,979	$167,726
Canadian and Canadian provincial governments	101,578	3,541	—	—	101,578	3,541
Residential mortgage-backed securities	490,473	9,733	112,216	3,635	602,689	13,368
Asset-backed securities	563,259	12,010	257,166	9,653	820,425	21,663
Commercial mortgage-backed securities	368,465	6,858	10,853	166	379,318	7,024
U.S. government and agencies	1,056,101	63,044	—	—	1,056,101	63,044
State and political subdivisions	187,194	9,396	13,635	3,068	200,829	12,464
Other foreign government, supranational, and foreign government-sponsored enterprises	524,236	13,372	51,097	2,981	575,333	16,353
Total investment grade securities	$7,953,012	$242,398	$994,240	$62,785	$8,947,252	$305,183

Below investment grade securities:
Corporate securities	$330,757	$7,914	$163,152	$41,605	$493,909	$49,519
Residential mortgage-backed securities	—	—	412	12	412	12
Asset-backed securities	5,904	700	12,581	1,465	18,485	2,165
Commercial mortgage-backed securities	5,815	735	—	—	5,815	735
Other foreign government, supranational, and foreign government-sponsored enterprises	32,355	1,258	39,763	2,327	72,118	3,585
Total below investment grade securities	$374,831	$10,607	$215,908	$45,409	$590,739	$56,016
Total fixed maturity securities	$8,327,843	$253,005	$1,210,148	$108,194	$9,537,991	$361,199

Equity securities:
Non-redeemable preferred stock	$10,831	$831	$21,879	$5,506	$32,710	$6,337
Other equity securities	202,068	7,020	6,751	301	208,819	7,321
Total equity securities	$212,899	$7,851	$28,630	$5,807	$241,529	$13,658

Reinsurance Group of America, Incorporated Investments (USD thousands) Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2017	2016	2016	2016	2016
Fixed maturity and equity securities avail. for sale:
Other-than-temporary impairment losses on fixed maturities	$(17,189)	$(4,142)	$—	$(846)	$(33,817)	$16,628
Portion of loss recognized in other comprehensive
income (before taxes)	—	74	—	—	—	—
Net other-than-temporary impairment losses on fixed
maturities recognized in earnings	(17,189)	(4,068)	—	(846)	(33,817)	16,628
Gain on investment activity	17,893	27,217	46,346	53,615	27,192	(9,299)
Loss on investment activity	(12,563)	(6,568)	(9,054)	(22,556)	(11,787)	(776)
Net gains (losses) on fixed maturity & equity securities
available for sale	(11,859)	16,581	37,292	30,213	(18,412)	6,553

Other impairment losses and change in mortgage loan provision	(99)	(8,895)	(262)	211	(2,060)	1,961
Other non-derivative gaines (losses), net	4,712	4,987	4,754	5,123	4,057	655

Free-standing derivatives:
Credit default swaps	7,358	4,564	6,672	3,518	3,346	4,012
Interest rate swaps - non-hedged	(2,612)	(100,500)	4,122	41,500	62,527	(65,139)
Interest rate swaps - hedged	(8)	—	—	—	—	(8)
Foreign currency swaps - hedged (1)	1,031	5,766	1,606	(2,395)	(4,562)	5,593
Futures	(12,775)	(9,957)	(11,677)	(7,557)	(11,051)	(1,724)
CPI swaps	(5)	223	76	(520)	(180)	175
Equity options	(17,189)	(8,694)	(13,648)	(3,225)	(2,703)	(14,486)
Currency forwards	904	(4,954)	507	3,577	2,500	(1,596)
Bond forwards	—	(225)	116	(1,010)	841	(841)
Total free-standing derivatives	(23,296)	(113,777)	(12,226)	33,888	50,718	(74,014)

Embedded derivatives:
Modified coinsurance and funds withheld treaties	68,702	20,374	49,078	76,966	(92,249)	160,951
GMXB	22,363	90,923	7,988	(28,137)	(62,940)	85,303
Total embedded derivatives	91,065	111,297	57,066	48,829	(155,189)	246,254

Net gain (loss) on total derivatives	67,769	(2,480)	44,840	82,717	(104,471)	172,240

Total investment related gains (losses), net	$60,523	$10,193	$86,624	$118,264	$(120,886)	$181,409

(1) The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net gains (losses) on total derivatives.

Appendix

Reconciliations of GAAP Income Statements to Adjusted Operating Income Statements

Reinsurance Group of America, Incorporated Reconciliation of GAAP Income Statements to Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2017	2016	2016	2016	2016	Quarter
U.S. & Latin America Traditional
Income before income taxes	$29,960	$131,492	$77,081	$111,430	$51,098	$(21,138)
Investment and derivative gains (losses) (1)	—	(336)	(69)	1	65	(65)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(1,964)	(1,811)	3,463	881	2,035	(3,999)
Adjusted operating income before income taxes	$27,996	$129,345	$80,475	$112,312	$53,198	$(25,202)

U.S. & Latin America Asset Intensive
Income (loss) before income taxes	$85,770	$72,261	$88,732	$93,979	$(30,830)	$116,600
Investment and derivative gains (losses) (1)	31,330	103,778	867	(27,119)	(24,603)	55,933
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(66,738)	(18,563)	(52,541)	(77,847)	90,214	(156,952)
GMXB embedded derivatives (1)	(22,363)	(90,923)	(7,988)	28,137	62,940	(85,303)
Funds withheld gains (losses) - investment income	(744)	(7,516)	(2,295)	(10,304)	(4,624)	3,880
EIA embedded derivatives - interest credited	(27,958)	(39,964)	42	(17,364)	29,149	(57,107)
DAC offset, net	52,340	27,625	31,876	64,841	(76,978)	129,318
Adjusted operating income before income taxes	$51,637	$46,698	$58,693	$54,323	$45,268	$6,369

U.S. & Latin America Financial Reinsurance
Income before income taxes	$17,816	$14,447	$13,982	$14,875	$15,934	$1,882
Adjusted operating income before income taxes	$17,816	$14,447	$13,982	$14,875	$15,934	$1,882

Total U.S. & Latin America
Income before income taxes	$133,546	$218,200	$179,795	$220,284	$36,202	$97,344
Investment and derivative gains (losses) (1)	31,330	103,442	798	(27,118)	(24,538)	55,868
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(68,702)	(20,374)	(49,078)	(76,966)	92,249	(160,951)
GMXB embedded derivatives (1)	(22,363)	(90,923)	(7,988)	28,137	62,940	(85,303)
Funds withheld gains (losses) - investment income	(744)	(7,516)	(2,295)	(10,304)	(4,624)	3,880
EIA embedded derivatives - interest credited	(27,958)	(39,964)	42	(17,364)	29,149	(57,107)
DAC offset, net	52,340	27,625	31,876	64,841	(76,978)	129,318
Adjusted operating income before income taxes	$97,449	$190,490	$153,150	$181,510	$114,400	$(16,951)

(1) Included in "Investment related gains (losses), net" on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated Reconciliation of GAAP Income Statements to Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2017	2016	2016	2016	2016	Quarter
Canada Traditional
Income before income taxes	$19,328	$37,026	$34,275	$43,309	$20,095	$(767)
Investment and derivative gains (losses) (1)	(2,652)	(1,550)	(2,624)	(1,049)	(372)	(2,280)
Funds withheld gains (losses) - investment income	90	(722)	(1,027)	(1,353)	(359)	449
Adjusted operating income before income taxes	$16,766	$34,754	$30,624	$40,907	$19,364	$(2,598)

Canada Financial Solutions
Income before income taxes	$3,592	$4,065	$1,160	$2,128	$592	$3,000
Adjusted operating income before income taxes	$3,592	$4,065	$1,160	$2,128	$592	$3,000

Europe, Middle East and Africa Traditional
Income (loss) before income taxes	$13,976	$15,826	$8,515	$6,834	$(1,116)	$15,092
Investment and derivative gains (losses) (1)	(7)	—	—	—	(5)	(2)
Adjusted operating income (loss) before income taxes	$13,969	$15,826	$8,515	$6,834	$(1,121)	$15,090

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$31,918	$41,328	$43,786	$27,469	$25,424	$6,494
Investment and derivative gains (losses) (1)	(4,575)	(4,914)	(8,159)	(1,468)	1,004	(5,579)
Investment income on unit-linked variable annuities	(4,113)	(4,217)	(5,540)	(2,966)	(408)	(3,705)
Interest credited on unit-linked variable annuities	4,113	4,217	5,540	2,966	408	3,705
Non-investment derivatives	132	314	(1,682)	127	(817)	949
Adjusted operating income before income taxes	$27,475	$36,728	$33,945	$26,128	$25,611	$1,864

Asia Pacific Traditional
Income before income taxes	$41,688	$18,464	$19,822	$34,482	$41,160	$528
Investment and derivative gains (losses) (1)	—	—	—	—	(16)	16
Adjusted operating income before income taxes	$41,688	$18,464	$19,822	$34,482	$41,144	$544

Asia Pacific Financial Solutions
Income (loss) before income taxes	$5,872	$(11,966)	$7,549	$(73)	$8,553	$(2,681)
Investment and derivative gains (losses) (1)	(6,324)	5,846	(5,283)	(5,925)	(1,111)	(5,213)
Adjusted operating income (loss) before income taxes	$(452)	$(6,120)	$2,266	$(5,998)	$7,442	$(7,894)

(1) Included in "Investment related gains (losses), net" on Consolidated GAAP Income Statement.

Reinsurance Group of America, Incorporated Reconciliation of GAAP Income Statements to Adjusted Operating Income Statements (USD thousands)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2017	2016	2016	2016	2016	Quarter
Corporate and Other Segment
Income (loss) before income taxes	$(42,076)	$(27,400)	$(7,302)	$18,790	$(23,330)	$(18,746)
Investment and derivative gains (losses) (1)	15,500	1,120	(11,690)	(31,540)	(6,930)	22,430
Non-investment derivatives	(26)	(25)	(23)	(17)	(14)	(12)
Adjusted operating income (loss) before income taxes	$(26,602)	$(26,305)	$(19,015)	$(12,767)	$(30,274)	$3,672

Consolidated
Income before income taxes	$207,844	$295,543	$287,600	$353,223	$107,580	$100,264
Investment and derivative gains (losses) (1)	33,272	103,944	(26,958)	(67,100)	(31,968)	65,240
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	(68,702)	(20,374)	(49,078)	(76,966)	92,249	(160,951)
GMXB embedded derivatives (1)	(22,363)	(90,923)	(7,988)	28,137	62,940	(85,303)
Funds withheld gains (losses) - investment income	(654)	(8,238)	(3,322)	(11,657)	(4,983)	4,329
EIA embedded derivatives - interest credited	(27,958)	(39,964)	42	(17,364)	29,149	(57,107)
DAC offset, net	52,340	27,625	31,876	64,841	(76,978)	129,318
Investment income on unit-linked variable annuities	(4,113)	(4,217)	(5,540)	(2,966)	(408)	(3,705)
Interest credited on unit-linked variable annuities	4,113	4,217	5,540	2,966	408	3,705
Non-investment derivatives	106	289	(1,705)	110	(831)	937
Adjusted operating income before income taxes	$173,885	$267,902	$230,467	$273,224	$177,158	$(3,273)

(1) Included in "Investment related gains (losses), net" on Consolidated GAAP Income Statement.

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